SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): September 19, 2005



                          ELECTRONIC CLEARING HOUSE, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)



NEVADA                                  0-15245                       93-0946274
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(State or other jurisdiction         (Commission                   (IRS Employer
of incorporation)                    File Number)            Identification No.)



           730 Paseo Camarillo, Camarillo, California            93010
           -------------------------------------------------------------
            (Address of principal executive offices)          (Zip Code)



        Registrant's telephone number, including area code (805) 419-8700


      ---------------------------------------------------------------------
          (Former name or former address, if changes since last report)


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SECTION 5 CORPORATE  GOVERNANCE  AND  MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

          Effective as of September 19, 2005, in accordance with the Bylaws of the Registrant, Mr. Charles J. Harris was appointed as a member of the Registrant's Board of Directors. On that date, Mr. Harris also commenced his employment for the Registrant as its President and Chief Operating Officer. Mr. Harris has served in executive, operational and sales leadership positions at prominent organizations including Paymentech and Electronic Data Systems. His last position was as President of Merchant Link, a wholly-owned subsidiary of Paymentech, which supplies electronic payment technologies and outsourced services to the point-of-sale market. Mr. Harris holds a BA in Business Administration with an emphasis in Finance from the University of Texas.

          No arrangement or understanding exists between Mr. Harris and any other persons pursuant to which Mr. Harris was selected as a director.

          The Board of Directors does not expect that Mr. Harris will join the Board's Audit Committee, Compensation Committee or Governance and Nominating Committee given his employment with the Registrant.

          Since the beginning of the Registrant's last fiscal year, Mr. Harris has had no direct or indirect material interest in any transaction exceeding $60,000 to which the Registrant was a party.

ITEM 5.03 AMENDMENTS  TO  ARTICLES OF INCORPORATION OR BYLAWS; CHANGE  IN FISCAL
          YEAR

          Effective as of September 19, 2005, to enable Mr. Harris to be appointed, the Registrant's Board of Directors amended Section 2 of
          Article  III  of  the  Registrant's  Bylaws  to  read  as  follows:

               "The designated number of directors which constitute the board shall be the number fixed by resolution of the board from time to time, which resolution shall at all times remain consistent with the provisions of Section 1 of this
               Article III; provided, however, that no decrease in the size of the board of directors shall operate to remove any sitting director prior to the concluding date specified for his term of office."

          Prior to the amendment, Section 2 of Article III of the Registrant's Bylaws read as follows:

               The present designated number of directors which constitute the board shall be six (6). This number may be increased or decreased by amendment to this section of the by-laws at any duly authorized meeting of the board of directors called with at least two weeks prior written notice of such proposed amendment to each director; provided, however, that no decrease in the size of the board of directors shall operate to remove any sitting director prior to the concluding date specified for his term of office. Stockholders have a right to remove the members of the board of directors with or without cause, even if the board is classified, by a majority of the outstanding shares entitled to vote.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             ELECTRONIC CLEARING HOUSE, INC.
                                                    (Registrant)



                                             By:  /s/ Alice Cheung
                                                  -----------------------------
                                                  Alice L. Cheung, Treasurer &
                                                  Chief Financial Officer



Dated: September 21, 2005